BRANDES INVESTMENT TRUST

Brandes International Equity Fund

Brandes Global Equity Fund

Brandes Global Equity Income Fund

Brandes Emerging Markets Value Fund

Brandes International Small Cap Equity Fund

Brandes Small Cap Value Fund

Brandes Core Plus Fixed Income Fund

Separately Managed Account Reserve Trust

Supplement dated April 14, 2020

to

Summary Prospectuses dated January 31, 2020 (as amended April 13, 2020 for the Brandes Core Plus

Fixed Income Fund)

This supplement provides new information beyond that contained in your Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

I.RECENT EVENTS

The following section should be added to the end of the Principal Investment Risks section of each Summary Prospectus:

Recent Events– The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund's investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.